Exhibit 10.54

*** Confidential portions of this document have been redacted and filed separately with the Commission.

Fourth Addendum to Master Services and License Agreement between

Bridgepoint Education and eCollege.com

This Addendum (“Addendum”) to the Master Services and License Agreement between Bridgepoint Education, Inc. (“Customer”) and eCollege.com (“eCollege”) for the delivery of online courses, dated September 29, 2009 (the “Agreement”), is entered into effective as of the date of last signature set forth below.

WHEREAS, Customer and eCollege previously entered into the Agreement; and

WHEREAS, the parties wish to amend the Agreement as more specifically set forth below.

NOW THEREFORE, in consideration of the promises, mutual covenants and agreements contained herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged by the parties, the parties agree as follows:

1)             Services Credit.  In return for a payment of $[***] (due and payable upon the effective date of this Addendum) eCollege hereby issues Customer a services credit of $[***] for the Initial Term of the Agreement (the “Services Credit”).  The Services Credit may be used to offset technical consulting, academic services and product implementation fees (the Services Credit may not be applied to any Technology Services Fees, product use or license fees or any Gateway fees).  Any portion of the Services Credit not used during the Initial Term shall be automatically forfeited at the end of the Initial Term.  The Services Credit may be used, in whole or in part, for services activities pursuant to formal Statements of Work.

2)             Agreement Terms Unchanged.  No terms or conditions of the Agreement, other than the amended terms set forth in this Addendum, are changed by this Addendum.  Terms not defined herein shall have the meanings set forth in the Agreement.

IN WITNESS WHEREOF, the parties have entered into this Addendum effective upon the day first above written. The persons executing this Addendum for and on behalf of the parties hereto represent that they are fully authorized to do so for and on behalf of their respective principals.

eCollege.com		Bridgepoint Education, Inc.

By:	/s/ Matt Leavy	By:	/s/ Thomas Ashbrook

	Matt Leavy, President	Name:	Thomas Ashbrook

		Title:	SVP/Chief Information Officer

Date:	10/14/2010	Date:	10/11/2010